EATON VANCE BUILD AMERICA BONDS FUND
Supplement to Prospectus dated November 17, 2009 and
Summary Prospectus dated November 17, 2009 as revised March 18, 2010

1. The following replaces the first paragraph under “Principal Investment Strategies” in “Fund Summary” and in the Summary Prospectus:

Under normal market circumstances, the Fund invests at least 80% of its net assets in taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support (any bonds so issued considered “Build America Bonds”) (the “80% Policy”). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the Act, issuers of “direct pay” Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid on the bonds. Holders of “tax credit” Build America Bonds receive a federal tax credit currently equal to 35% of the coupon interest received. The Fund expects to invest primarily in direct pay Build America Bonds and “principal only” strips of tax credit Build America Bonds. The Fund does not expect to receive (or pass through to shareholders) tax credits as a result of its investments. Provisions of the Act relevant to the issuance of Build America Bonds expired on December 31, 2010 and, as such, issuance has ceased.

2. The following replaces “Municipal Bond Market Risk” under “Principal Risks” in “Fund Summary” and in the Summary Prospectus:

Municipal Bond Market Risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a stock fund or corporate bond fund. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. Because issuance of Build America Bonds ceased on December 31, 2010, it is difficult to predict the extent to which a market for such bonds will continue, meaning that Build America Bonds may experience greater illiquidity than other municipal obligations. In addition, municipal obligations can experience downturns in trading activity and the supply of municipal obligations may exceed the demand in the market or demand can exceed supply. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

3. The following replaces “Risks of Limited Issuance” under “Principal Risks” in “Fund Summary” and in the Summary Prospectus: Risk Associated with Limited Issuance. As noted above, under the Act the ability of municipalities to issue Build America Bonds expired on December 31, 2010 and there can be no certainty as to whether future legislation will be enacted that would again permit such issuance. Since the enactment of the Act, approximately $180 billion in Build America Bonds has been issued by municipalities. Given the limited issuance of Build America Bonds, they may not be actively traded. In addition, illiquidity may negatively affect the value of the bonds.

4. The following replaces the second paragraph under “Build America Bonds” in “Investment Objective & Principal Policies and Risks”:

Build America Bonds are an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax-free municipal bonds. Build America Bonds can appeal to a broader array of investors than the high income U.S. taxpayers that have traditionally provided the market for municipal bonds. Build America Bonds may provide a lower net cost of funds to issuers. Pursuant to the Act, the issuance of Build America Bonds ceased on December 31, 2010. As a result, the availability of such bonds is limited and the market for the bonds and/or their liquidity may be affected.

January 24, 2011	4990- 1/11 BABSPS1